ALTERNATIVE STRATEGIES MUTUAL FUND (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated April 27, 2010 to the
Prospectus of the Fund dated June 26, 2009, as supplemented January 27, 2010

Effective May 1, 2010, Armored Wolf, LLC (“Armored Wolf”) has been added as a Sub-Advisor to the Fund.  The sub-advisory agreement entered into between the Fund’s investment adviser, Ascentia Capital Partners, LLC (the “Advisor”), and Armored Wolf was approved by the Trust’s Board of Trustees in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of October 15, 2008.  Armored Wolf will manage a portion of the Fund’s assets using the Fund’s Global/Macro Strategy.

The following information is added to the sections entitled “Management of the Fund - The Sub-Advisors” and “Management of the Fund - Portfolio Managers” starting on page 12 of the Prospectus to reflect the addition of Armored Wolf as a Sub-Advisor to the Fund:

Page 12 - “Management of the Fund - The Sub-Advisors”

Armored Wolf, LLC
The Advisor has entered into a sub-advisory agreement with Armored Wolf, LLC (“Armored Wolf”) to manage a portion of the Fund’s assets using the Fund’s Global/Macro Strategies.  Armored Wolf is located at 65 Enterprise, Aliso Viejo, California 92656 and is a registered investment adviser.  Armored Wolf is controlled by Mr. John Brynjolfsson, the firm’s chief investment officer.  Armored Wolf, which was established in 2008, offers investment advisory services and global perspective to investors. As of March 31, 2010, Armored Wolf had approximately $100 million in assets under management.

Page 14 - “Management of the Fund - Portfolio Managers – Sub-Advisors”

Armored Wolf, LLC
John Brynjolfsson is the Portfolio Manager and responsible for the day-to-day management of the segment of the Fund’s assets managed by Armored Wolf.  Mr. Brynjolfsson founded Armored Wolf in 2008, acts as Chief Investment Officer and Managing Director, and is a member of the firm’s Management and Investment Committees. As Chief Investment Officer, he is responsible for overseeing all investment activity at Armored Wolf.  Mr. Brynjolfsson has over 20 years of investment experience and a background in risk management. From 2003-2008, Mr. Brynjolfsson was the Managing Director at Pacific Investment Management Company, LLC (“PIMCO”), a registered investment adviser, where launched and grew PIMCO’s Real Return platform to approximately $80 billion before his departure in 2008. In this role, Mr. Brynjolfsson ran PIMCO’s 2nd, 3rd, and 4th largest public funds which included the world’s largest commodities fund and two large inflation‐linked bond funds. Mr. Brynjolfsson is regarded as one of the world’s foremost authorities on inflation linked investing, having written several books on the topic and worked with the US Treasury to design the TIPS market in 1996.

Please retain this Supplement with your Prospectus for future reference.
The date of this Prospectus Supplement is April 27, 2010.

ALTERNATIVE STRATEGIES MUTUAL FUND (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated April 27, 2010 to the
Statement of Additional Information (“SAI”) dated June 26, 2009, as supplemented November 6, 2009 and January 27, 2010

Effective May 1, 2010, Armored Wolf, LLC (“Armored Wolf”) has been added as a Sub-Advisor to the Fund.  The sub-advisory agreement entered into between the Fund’s investment adviser, Ascentia Capital Partners, LLC (the “Advisor”), and Armored Wolf was approved by the Trust’s Board of Trustees in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of October 15, 2008. The following sections of the SAI are revised to add the following disclosure relating to the addition of Armored Wolf as a Sub-Advisor of the Fund:

Page B-30 – “Management of the Fund – Sub-Advisors”

Armored Wolf, LLC
The Advisor has entered into a sub-advisory agreement with Armored Wolf, LLC (“Armored Wolf”) to manage a portion of the Fund’s assets using the Fund’s Global/Macro Strategy.  Armored Wolf is located at 65 Enterprise, Aliso Viejo, California 92656 and is a registered investment adviser.  Armored Wolf is controlled by Mr. John Brynjolfsson, the firm’s chief investment officer.  Armored Wolf, which was established in 2008, offers investment advisory services and global perspective to investors. As of March 31, 2010, Armored Wolf had approximately $100 million in assets under management.

Page B-32 – “Management of the Fund – Portfolio Managers”

Armored Wolf, LLC
John Brynjolfsson is the Portfolio Manager and responsible for the day-to-day management of the segment of the Fund’s assets managed by Armored Wolf.  Mr. Brynjolfsson founded Armored Wolf in 2008, acts as Chief Investment Officer and Managing Director, and is a member of the firm’s Management and Investment Committees. As Chief Investment Officer, he is responsible for overseeing all investment activity at Armored Wolf.  Mr. Brynjolfsson has over 20 years of investment experience and a background in risk management. From 2003-2008, Mr. Brynjolfsson was the Managing Director at Pacific Investment Management Company, LLC (“PIMCO”), a registered investment adviser, where launched and grew PIMCO’s Real Return platform to approximately $80 billion before his departure in 2008. In this role, Mr. Brynjolfsson ran PIMCO’s 2nd, 3rd, and 4th largest public funds which included the world’s largest commodities fund and two large inflation‐linked bond funds. Mr. Brynjolfsson is regarded as one of the world’s foremost authorities on inflation linked investing, having written several books on the topic and worked with the US Treasury to design the TIPS market in 1996.

Page B-33 – “Management of the Fund – Other Accounts Managed by the Portfolio Managers”

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

John Brynjolfsson (Armored Wolf)	0	$0	1	$100 million	0	$0

Page B-34 – “Management of the Fund – Material Conflicts of Interest”

Armored Wolf, LLC
Although Armored Wolf manages other accounts that may have similar investment objectives or strategies to that of the Fund for which it provides portfolio management services, Armored Wolf believes that no material conflicts currently exist.

Page B-36 – Management of the Fund – Portfolio Managers’ Compensation”

Armored Wolf, LLC
Armored Wolf’s portfolio manager compensation structure has three primary components depending on the position of the employee: (1) a base salary; (2) a discretionary annual cash bonus based on performance; and (3) a profit participation based on over all assets of the firm and their performance.

Page B-36 – Portfolio Managers’ Ownership of the Funds

As of the date of this supplement, Mr. Brynjolfsson did not own any securities in the Fund.

Please retain this Supplement with your SAI for future reference.

The date of this Supplement is April 27, 2010.